UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 14, 2017
KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 14, 2017, KEMET Corporation ("KEMET" or the “Company”) announced that NEC TOKIN Corporation (“NEC TOKIN”), a joint venture between KEMET Electronics Corporation, a wholly owned subsidiary of the Company, and NEC Corporation, closed on the sale of its electro-mechanical devices ("EMD") business to NTJ Holdings 1 Ltd. ("NTJ"), a special purpose entity that is owned by funds managed or operated by Japan Industrial Partners, Inc. ("JIP"), pursuant to a master sale and purchase agreement (the "Agreement") previously entered into between NEC TOKIN, NTJ and JIP. EMD manufactures signal and power relays and is primarily located in Calamba, Laguna, Philippines. The selling price was JPY 47.9 billion or approximately $442.0 million (using the April 14, 2017 exchange rate of 109.03 Japanese Yen to U.S. Dollar) and is subject to certain working capital adjustments pursuant to the Agreement.

A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and a copy of the press release announcing the sale is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Agreement was amended on April 7, 2017 and April 14, 2017 to adjust the closing date and adjust the net proceeds by JPY 99 million (the "Amendments"). The Amendments are attached as Exhibit 2.2 and Exhibit 2.3, respectively to this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable

(b)    Pro forma financial information

The required unaudited pro-forma condensed financial information of KEMET as of and for the nine-month period ended December 31, 2016 and for the year ended March 31, 2016 which reflects the pro forma effect on KEMET of the sale of the EMD business by the NEC TOKIN joint venture, is attached as Exhibit 99.2 hereto and is incorporated into this Item 9.01(b) by reference.

(c)    Not applicable

(d)     Exhibits

Exhibit No.    Description of Exhibit

2.1*        Master Sale and Purchase Agreement, dated February 23, 2017 between NEC TOKIN
Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
2.2        Amendment, dated April 7, 2017, to the Master Sale and Purchase Agreement between NEC
TOKIN Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
2.3        Amendment, dated April 14, 2017, to the Master Sale and Purchase Agreement between NEC
TOKIN Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
99.1        News Release, dated April 14, 2017 issued by the Company.
99.2        Unaudited pro-forma condensed financial information as of and for the nine-month period ended
December 31, 2016 and for the year ended March 31, 2016

* Certain of the exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2017

KEMET CORPORATION

By:    /s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit
2.1*        Master Sale and Purchase Agreement, dated February 23, 2017 between NEC TOKIN
Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
2.2        Amendment, dated April 7, 2017, to the Master Sale and Purchase Agreement between NEC
TOKIN Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
2.3        Amendment, dated April 14, 2017, to the Master Sale and Purchase Agreement between NEC
TOKIN Corporation, NTJ Holdings 1 Ltd. and Japan Industrial Partners, Inc.
99.1        News Release, dated April 14, 2017 issued by the Company.
99.2        Unaudited pro-forma condensed financial information as of and for the nine-month period ended
December 31, 2016 and for the year ended March 31, 2016

* Certain of the exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such exhibit or schedule to the Securities and Exchange Commission upon request.